UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2009

Cellu Tissue Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Lockeway Drive Suite 501 Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Fifth Amendment to Credit Agreement

On December 4, 2009, Cellu Tissue Holdings, Inc. (the “Company”) entered into a Fifth Amendment (the “Fifth Amendment”) to the Credit Agreement, dated as of June 12, 2006 (as amended, the “Credit Agreement”), by and among Cellu Paper Holdings, Inc., the Company, as U.S. Borrower, Interlake Acquisition Corporation Limited, as Canadian Borrower, the loan guarantors party thereto, JPMorgan Chase Bank, N.A., as U.S. Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, and the other lenders party thereto.

In connection with the Company’s proposed initial public offering of common stock, as described in the Registration Statement on Form S-1 (No. 333-162543) filed with the Securities and Exchange Commission on October 16, 2009 and amended from time to time (the “Proposed IPO”), the Company intends to complete an internal restructuring designed to eliminate its direct and indirect parent entities (the “Reorganization”). In addition, the Company intends to use the net proceeds that it receives from the Proposed IPO to repay, repurchase, redeem or otherwise retire certain existing indebtedness.

In anticipation of these transactions, the Company entered into the Fifth Amendment, which will become effective upon the U.S. Administrative Agent’s receipt of, among other items, a final prospectus and executed underwriting agreement relating to the Proposed IPO.

Generally, the Fifth Amendment amends the Credit Agreement to:

•	remove Cellu Paper Holdings, Inc. from relevant provisions of the Credit Agreement;

•

revise the definition of the term “change in control” to include, among other items, any person becoming the beneficial owner of more than 50% of the total voting power of the Company (other than Weston Presidio and its co-investors) or a change in the majority of the board of directors of the Company;

•	revise the definition of the term “prepayment event” to exclude from this definition the issuance of common stock in the Proposed IPO;

•

revise the definition of the term “swap agreement” to include energy hedging contacts, which the Company may enter into from time to time to hedge or mitigate risks to which the Company has actual exposure;

•	permit the Reorganization and the Proposed IPO under the Credit Agreement’s covenants prohibiting certain structural changes and changes to the Company’s organizational documents; and

•

permit the payment, redemption or repurchase, with the Company’s proceeds from the Proposed IPO, of any portion of the Company’s 11 1/2% senior secured notes due 2014, the Company’s indebtedness related to the CityForest industrial revenue bonds or the Company’s promissory note issued in connection with the Atlantic Paper & Foil acquisition.

In connection with the Fifth Amendment, the U.S. Administrative Agent and the lenders also consent to the Reorganization and Proposed IPO and agree that neither the Reorganization nor the Proposed IPO will trigger any default or event of default under the Credit Agreement.

The Company anticipates that an affiliate of the U.S. Administrative Agent will act as an underwriter in the Company’s Proposed IPO, for which it will receive customary fees and expenses. An affiliate of the U.S. Administrative Agent also acted as an initial purchaser of the Company’s 11 1/2% senior secured notes due 2014, for which it received customary fees and expenses.

This description of the Fifth Amendment is qualified in its entirety by the Fifth Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

First Amendment to Amended and Restated Reimbursement Agreement

On December 4, 2009, Cellu Tissue-CityForest LLC (“CityForest”), a wholly-owned subsidiary of the Company, entered into a First Amendment (the “First Amendment”) to the Amended and Restated Reimbursement Agreement, dated as of March 21, 2007 (the “Reimbursement Agreement”), by and between CityForest and Associated Bank, National Association (“Associated Bank”). The First Amendment will become effective upon closing of the Proposed IPO.

Generally, the First Amendment amends the Reimbursement Agreement to:

•	increase the annual letter of credit fee to 2.5%;

•

revise the definition of the term “change of control” to include, among other items, any person becoming the beneficial owner of more than 50% of the total voting power of the Company (other than Weston Presidio and its co-investors) or a change in the majority of the board of directors of the Company;

•	decrease the maximum leverage ratio from a ratio of 3.5 to 1.0 to a ratio of 2.5 to 1.0; and

•	increase the minimum fixed charge coverage ratio from a ratio of 1.0 to 1.0 to a ratio of 1.2 to 1.0.

In connection with the First Amendment, Associated Bank also consents to the Reorganization and Proposed IPO and agrees that neither the Reorganization nor the Proposed IPO will trigger any default or event of default under the Reimbursement Agreement.

The First Amendment also contains a release by CityForest and the Company of claims against Associated Bank for causes of action arising prior to and including the date of the First Amendment. In addition, the Company, as a guarantor under the Reimbursement Agreement, reaffirmed its obligations to Associated Bank pursuant to its guaranty and consented to the terms of the First Amendment.

This description of the First Amendment is qualified in its entirety by the First Amendment filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fifth Amendment, dated December 4, 2009, to the Credit Agreement, dated June 12, 2006, among Cellu Tissue, as U.S. Borrower, Interlake Acquisition Corporation Limited, a subsidiary of Cellu Tissue, as Canadian Borrower, certain subsidiaries of Cellu Tissue, Cellu Paper Holdings, Inc., JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch.
10.2	First Amendment, dated December 4, 2009, to the Amended and Restated Reimbursement Agreement, dated March 21, 2007, between Cellu Tissue-CityForest LLC and Associated Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: December 9, 2009	By:	/s/ David J. Morris
David J. Morris
Senior Vice President, Finance and
Chief Financial Officer

Exhibit Index

Exhibit No.
10.1	Fifth Amendment, dated December 4, 2009, to the Credit Agreement, dated June 12, 2006, among Cellu Tissue, as U.S. Borrower, Interlake Acquisition Corporation Limited, a subsidiary of Cellu Tissue, as Canadian Borrower, certain subsidiaries of Cellu Tissue, Cellu Paper Holdings, Inc., JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch.
10.2	First Amendment, dated December 4, 2009, to the Amended and Restated Reimbursement Agreement, dated March 21, 2007, between Cellu Tissue-CityForest LLC and Associated Bank, National Association.